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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) June 26, 2001
                                                      --------------------------

                        Spiegel Credit Corporation III
                             Spiegel Master Trust
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            (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                (State or Other Jurisdiction of Incorporation)


   333-39062 and 333-39062-01                            36-3976025
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     (Commission File Number)              (I.R.S. Employer Identification No.)


400 West 9th Street, Suite 101B, Wilmington DE              19801
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   (Address of Principal Executive Offices)               (Zip Code)


                                (302) 429-7609
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             (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     In connection with the offering of Spiegel Credit Card Master Note Trust, Asset-Backed Notes, Series 2001-A described in a preliminary Prospectus Supplement dated June 22, 2001 and a Prospectus Supplement dated June 27, 2001 (the "Prospectus Supplements"), attached hereto as Exhibit 23.1 is a copy of the consent of PricewaterhouseCoopers LLP as to (i) the incorporation by reference in the Prospectus Supplements of its report dated February 2, 2001 on the audited financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and (ii) the use of the name of PricewaterhouseCoopers LLP in the Prospectus Supplements.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
  No.     Document Description
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23.1      Consent of PricewaterhouseCoopers LLP regarding financial statement of
          MBIA Insurance Corporation, their report and the use of their name in the Prospectus Supplements.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPIEGEL CREDIT CORPORATION III
                                       (Co-Registrant)


Dated: July 18, 2001                   By: /s/ John R. Steele
                                           ---------------------------------
                                       Name: John R.  Steele
                                       Title: Treasurer and Director


                                       SPIEGEL MASTER TRUST
                                       (Co-Registrant)

                                       By: Spiegel Credit Corporation III,
                                       as originator of Spiegel Master Trust


Dated: July 18, 2001                   By: /s/ John R. Steele
                                           ---------------------------------
                                       Name: John R.  Steele
                                       Title: Treasurer and Director

                                      -3-